UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2007

WINDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32422

DELAWARE	20-0792300
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4001 Rodney Parham Road
Little Rock, Arkansas 72212
(Address of principal executive offices, including zip code)

(501) 748-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

    On November 30, 2007, Windstream Corporation completed the previously announced split-off of its directory publishing unit in a tax-free transaction to affiliates of Welsh, Carson, Anderson & Stowe. A copy of the press release announcing the closing of the transaction is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.       Description

99.1                   Press Release dated November 30, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

Date: December 03, 2007	By:	/s/ John P. Fletcher
John P. Fletcher
Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated November 30, 2007.